OFFER TO SUBLEASE

DATE:                      March 6, 2000

BETWEEN:                   MONACO CONSTRUCTION GROUP LIMITED ("Sublandlord")

AND:                       CORMAX BUSINESS SOLUTIONS LTD. ("Subtenant")

AND:                       UNITED PLACE INC.
                           ("Landlord")

CORMAX BUSINESS SOLUTIONS LTD. (hereinafter referred to as the "Subtenant") hereby offers to Lease from MONACO CONSTRUCTION GROUP LIMITED (hereinafter referred to as the "Sublandlord") Two Thousand and Twenty-eight (2,028) Square Feet, more or less, on the Seventh (7h) Floor, -'of the building known as The United Place, located at 808 - 4'h Avenue S.W., Calgary, Alberta (hereinafter referred to as the "Demised Premises"), on the following terms and conditions.

1.       GROSS RENT
         ----------

The Subtenant will pay to the Sublandlord the sum of Two Thousand Five Hundred ($2,500.00) Dollars per month (the "Rent") for the "Demised Premises", payable on the first day of each month of the "Sublease Term".

2.       SERVICES INCLUDED IN RENT
         -------------------------

At no additional cost to the "Rent", the Sublandlord agrees to provide:

(i) heat, light, electrical power, air conditioning, and other utilities used in the normal activities of an office.

3.       TERM
         ----

The term shall be for Two (2) years and One (1) month, commencing April 1", 2000 and terminating April 30, 2002.

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4.       PARKING
         -------

The Subtenant shall be granted the right to Two (2) reserved parking stalls in the Building for the term of this Sublease. The current rate is $185.00 per month per stall plus G.S.T. This rate is subject to change by the Landlord.

5.       EARLY OCCUPANCY
         ---------------

The tenant will be granted occupancy of the premises by March 15, 2000. There shall be no rent payable by the tenant for the period March 15, 2000 to March 31, 2000.

6.       COMPLETION OF PREMISES
         ----------------------

It is understood and agreed that the Demised Premises are leased on an "as is, where is" basis.

7.       USE
         ---

The Demised Premises shad be used for the purposes of general office requirements and the Sublandlord represents and warrants that the Demised Premises may be used by the Subtenant for general office purposes and for no other purpose whatsoever.

8.       GROSS LEASE
         -----------

This Lease shall be a Gross Lease and the Sublandlord will pay all and every cost, expense, rate, property tax, or charge in any way related to the Demised Premises and the building and the Subtenant's share of these and all other costs related to the Demised Premises will be borne by the Sublandlord without any variation, set-off, or deduction whatsoever, except for G.S.T. and major structural repairs to the Demised Premises as a result of damages caused by the Subtenant.

9.       INSURANCE
         ---------

The Subtenant shall take out and keep in force such insurance coverage as may be reasonably prescribed by the Sublandlord, including fire and public liability insurance.

10.      REPAIRS
         -------

The Subtenant shall, at all times, keep the Demised Premises in good and tenantable repair, excluding normal wear and tear and excepting major structural repairs. For repairs other than the foregoing, the Sublandlord may, at all reasonable times, effect such repair and charge the cost thereof plus Twenty Percent (20%), to the Subtenant.

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

11.      ASSIGNMENT AND SUBLETTING
         -------------------------

The Subtenant shall not assign this Lease Agreement or sublet the Demised Premises without having first obtained the prior written consent of the Sublandlord and the Landlord, not to be unreasonably withheld.

12.      NUISANCE
         --------

The Subtenant shall not do or permit anything to be done in the Demised Premises which may be or result in a nuisance to the Sublandlord or other tenants or customers of the Building.

13.      RULES AND REGULATIONS
         ---------------------

The Subtenant shall abide by all rules and regulations promulgated from time to time by the Sublandlord for the benefit and welfare of the Building.

14.      SECURITY DEPOSIT
         ----------------

Upon mutual acceptance of this offer Sublease, the Subtenant shall deliver to Torode Realty Limited, in trust, the sum of Five Thousand Eight Hundred Dollars ($580.00) to be applied to the first month's rent, parking and G. S.T. and the balance to be applied to the last month's rent due under this Offer.

15.      LEASE
         -----

Except as altered by the terms of this Offer to Sublease, the Subtenant shall be bound by the terms of the Sublandlord's Lease attached hereto as Schedule "A".

16.      DEFAULT
         -------

Should the Subtenant fail to perform its obligations or undertaking set out in this Offer to Lease, the Sublandlord may, at its option terminate the obligations of the Sublandlord herein, by giving written notice of termination to the Subtenant in which case the security deposit referred to in Clause 12 shall be absolutely forfeited to the Sublandlord as liquidated damages.

17.      REPRESENTATIONS
         ---------------

The Subtenant acknowledges that there are no representations, conditions, warranties, or collateral agreements made by or on behalf of the Sublandlord other than are expressed herein which representations and warranties shall survive the execution hereof.

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18.      NOTICES
         -------

The address for the services of notice on the Sublandlord and the Subtenant shall be as follows:

To the Sublandlord:

MONACO CONSTRUCTION GROUP LIMITED



To the Subtenant:  (Until Lease Commencement)

CORMAX BUSINESS SOLUTIONS LTD                 c/o Torode Realty Limited
                                              #3200, 324-8th Avenue, S.W.
                                              Calgary, AB, T2P 2Z2



19.      SUBLANDLORD CONDITIONS PRECEDENT
         --------------------------------

This Offer to Sublease is conditional upon the Sublandlord obtaining the Landlord's Consent to this Offer to Sublease within Five (5) business days of mutual acceptance herein.

20.      COMMISSIONS
         -----------

The Sublandlord shall pay Torode Realty Limited, a commission in the amount of Sixty ($0.60) Cents per square foot per year of lease plus G.S.T. This amount will be deducted from the deposit received from the Tenant.

21.      ACCEPTANCE
         ----------

This Offer to Lease shall be irrevocable and open for acceptance by the Sublandlord until 5:00 p.m. March 9th, 2000 local Calgary time. If not accepted, this Offer to Lease shall be null and void and of no further force and effect.


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22.      ATTACHMENTS
         -----------

The Schedules referred to in this Offer to Sublease and attached herewith is deemed to be incorporated herein and includes the following:

        * Schedule "A" - Lease Agreement between Landlord and Sublandlord

EXECUTED by the Subtenant at the City of Calgary, in the Province of Alberta, this 8th day of March, 2000.

                                        CORMAX BUSINESS  SOLUTIONS LTD.

Illegible                               /s/ Todd Violette
-----------------------------------     ---------------------------------------
Witness                                 Authorized Signature

-----------------------------------     ---------------------------------------
Witness                                 Authorized Signature



                                   ACCEPTANCE

ACCEPTED BY the Sublandlord at the City of Calgary, in the Province of Alberta,
this day         of                2000.

                                        MONACO CONSTRUCTION GROUP LIMITED

                                        ---------------------------------------
                                        Authorized Signature


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                                        Authorized Signature


ACCEPTED BY the Landlord at the City of___________ , in the Province of _______, this _______________ day of_________________, 2000.


                                        UNITED PLACE INC. (Landlord)


                                        ---------------------------------------
                                        Authorized Signature


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                                        Authorized Signature


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